                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                   Form 8-K/A NO. 2



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

February 28, 1997



                        AMERICAN TIRE CORPORATION
                       ----------------------------
           (Exact name of registrant as specified in its charter)


          NEVADA                    33-94318-C               87-0535207
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


446 West Lake Street, Ravenna, Ohio  44266
-------------------------------------------
(Address of principal executive office)


Registrant's telephone number, including area code: (330) 296-8778
                                                    --------------

                                     N/A
           ------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a)(1)  Financial Statements of Business Acquired.

     Financial Statements for UTI-UK for its fiscal years ended December 31, 1996, 1995, and 1994, as required under Item 310(3)(c) of Regulation S-B.

(b)(1)  Pro Forma Financial Statements.

     Pro forma financial information related to the acquisition of UTI-UK as required under Item 310(3)(d) of Regulation S-B.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          AMERICAN TIRE CORPORATION


Date:     January 14, 1998                /s/ Richard A. Steinke, C.E.O.
                                          -----------------------------------
                                          Richard A. Steinke, C.E.O.

REPORT OF THE DIRECTORS AND
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1996
FOR UTI CHEMICALS (EUROPE) LIMITED


UTI CHEMICALS (EUROPE) LIMITED

COMPANY INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996



DIRECTORS:  H. Sims-Hilditch
            R. A. Steinke

SECRETARY:  H. Sims-Hilditch

REGISTERED OFFICE:  50 West Street
                    Farmham, Surrey
                    GU9 7DX

REGISTERED NUMBER:  2546817

AUDITORS:  Wise & Company
           Chartered Accountants
           Registered Auditors
           50 West Street
           Farmham, Surrey
           GU9 7DX

UTI CHEMICALS (EUROPE) LIMITED

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED DECEMBER 31, 1996

The directors present their report with the financial statements of the company for the year ended December 31, 1996.

PRINCIPAL ACTIVITY
The principal activity of the company in the year under review was that of promotion and development of products within the chemical industry, and the sale of puncture proof tyres made from polyurethane.

REVIEW OF BUSINESS
The results for the year and financial position of the company are as shown in the annexed financial statements.

DIVIDENDS
No dividends will be distributed for the year ended December 31, 1996.

EVENTS SINCE THE END OF THE YEAR
Information relating to events since the end of the year is given in the financial statements.

DIRECTORS
The directors during the year under review were:

H. Sims-Hilditch
A. Welsh

The directors holding office at December 31, 1996 did not hold any beneficial interest in the issued share capital of the company at January 1, 1996 or December 31, 1996.

STATEMENT OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

 - select suitable accounting policies and then apply them consistently;
 - make judgments and estimates that are reasonable and prudent;
 - prepare the financial statements on the going concern basis unless it is inappropriate to presume the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS
The auditors, WISE & CO., will be proposed for reappointment in accordance with Section 385 of the Companies Act 1985.

ON BEHALF OF THE BOARD:
/s/ H. Sims-Hilditch, Secretary                   Dated: April 9, 1997

UTI CHEMICALS(EUROPE)LIMITED

REPORT OF THE AUDITORS TO THE SHAREHOLDERS OF
UTI CHEMICALS(EUROPE)LIMITED

We have audited the financial statements on pages four to fourteen which have been prepared under the historical cost convention and the accounting policies set out on page ten.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page two, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in preparation of the financial statements, and whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at December 31, 1996 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


Wise & Company
Chartered Accountants
Registered Auditors
50 West Street
Farmham, Surrey
GU9 7DX                            Dated: April 9, 1997

UTI CHEMICALS(EUROPE)LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 1996


                                              12-31-96                12-31-95
                                        -------------------     -------------------
                                 Notes        *         *             *         *

TURNOVER                          2                 261,524                 282,324

Cost of Sales                                       113,289                 119,028
                                                    -------                 -------
GROSS PROFIT                                        148,235                 163,296

Distribution costs                         49,157                  46,026
Administrative expenses                    96,293                  85,193
                                           ------                  ------
                                                    145,450                 131,219
                                                    -------                 -------

OPERATING PROFIT                  4                   2,785                  32,077

Interest receivable and           5                      42                       -
similar income                                        -----                  ------

PROFIT ON ORDINARY ACTIVITES
BEFORE TAXATION                                       2,827                  32,077

Tax on profit on ordinary         6                     416                       -
activities                                            -----                  ------

PROFIT FOR THE FINANCIAL
YEAR AFTER TAXATION                                   2,411                  32,077

Deficit brought forward                             (11,804)                (43,881)
                                                     ------                  ------
DEFICIT CARRIED FORWARD                              (9,393)                (11,804)
                                                      =====                  ======

CONTINUING OPERATIONS
None of the company's activities were acquired or discontinued during the current and previous years.

TOTAL RECOGNIZED GAINS AND LOSSES
The company has no recognized gains or losses other than the profits for the current and previous years.

* All figures are in pounds sterling


The notes form part of these financial statements

UTI CHEMICALS(EUROPE)LIMITED

BALANCE SHEET
DECEMBER 31, 1996


                                              12-31-96                12-31-95
                                        -------------------     -------------------
                                Notes        *         *             *         *

FIXED ASSETS:
Tangible assets                   7                  19,079                  17,027

CURRENT ASSETS:
Stocks                            8        99,115                    67,352
Debtors                           9       109,155                    79,376
Cash at bank and in hand                       19                     2,649
                                          -------                   -------
                                          208,289                   149,377
CREDITORS:
Amounts falling due
within one year                  10       136,355                    78,208
                                          -------                    ------

NET CURRENT ASSETS:                                  71,934                  71,169
                                                     ------                  ------
TOTAL ASSETS LESS
CURRENT LIABILITIES:                                 91,013                  88,196

PROVISIONS FOR LIABILITIES
AND CHARGES:                     13                     406                       -
                                                     ------                  ------
                                                     90,607                  88,196
                                                     ======                  ======

CAPITAL AND RESERVES:
Called up share capital          14                 100,000                 100,000
Profit and loss account                              (9,393)                (11,804)
                                                    -------                 -------

Shareholders' funds              18                  90,607                  88,196
                                                     ======                  ======

ON BEHALF OF THE BOARD:
/s/ H. Sims-Hilditch, Director

Approved by the Board on April 9, 1997

*  All figures are in pounds sterling

The notes form part of these financial statements

UTI CHEMICALS(EUROPE)LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1996


                                              12-31-96                12-31-95
                                        -------------------     -------------------
                                             *         *             *         *
Net cash outflow from
operating activities                                 (24,278)                (57,593)

Returns on investments and
servicing of finance
nterest received                             42                        -
                                         ------                   ------

Net cash inflow from
returns on investments and
servicing of finance                                      42                       -

TAXATION
Corporation tax paid                          -                         -
                                         ------                    ------

Tax Paid                                                   -                       -

INVESTING ACTIVITIES
Purchase of tangible fixed assets        (7,788)                     (2,281)
Sales of tangible fixed assets            1,200                          30
                                         ------                      ------

Net cash flow from
investing activities                                 (6,588)                 (2,251)
                                                     ------                  ------

Net cash flow before
financing                                           (30,824)                (59,844)

Financing                                     -                           -
                                         ------                      ------
Net cash inflow from
financing                                                 -                       -
                                                     ------                  ------
Decrease in cash and
cash equivalents                                    (30,824)                (59,844)
                                                     ======                  ======

*  All figures are in pounds sterling

The notes form part of these financial statements

UTI CHEMICALS(EUROPE)LIMITED
NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1996

1.  RECONCILIATION OF OPERATING PROFIT TO THE NET CASH FLOW FROM OPERATING
ACTIVITIES

                                              12-31-96                12-31-95
                                        -------------------     -------------------
                                                  *                      *
Operating profit                                 2,785                 32,077
Depreciation charges                             4,559                  4,735
Profit on sale of fixed assets                     (22)                     -
Increase in stocks                             (31,763)               (18,804)
Increase in debtors                            (29,779)               (58,692)
Increase/(decrease) in creditors                29,942                (16,909)
                                                ------                 ------
Net cash flow from
operating activities                           (24,278)               (57,593)
                                                ======                 ======

2.  ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE YEAR

YEAR ENDED DECEMBER 1, 1996
Balance at January 1, 1996          2,649
Net cash outflow                  (30,825)
                                   ------
Balance at December 31,1996       (28,176)
                                   ======
YEAR ENDED DECEMBER 31, 1995
Balance at January 1, 1995         62,493
Net cash outflow                  (59,844)
                                   ------
Balance at December 31, 1995        2,649
                                    =====

3.  ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE
BALANCE SHEET

                                           12-31-96     1-1-96       Change in year
                                           --------     ------       --------------
YEAR ENDED DECEMBER 31, 1996
Cash at bank and in hand                        19        2,649          (2,630)
Bank overdrafts                            (28,195)           -         (28,195)
                                            ------        -----          ------
                                           (28,176)       2,649         (30,825)
                                            ======        =====          ======

                                           12-31-95     1-1-95       Change in year
                                           --------     ------       --------------
YEAR ENDED DECEMBER 31, 1995
Cash at bank and in hand                     2,649       62,493         (59,844)
                                             =====       ======          ======

4.  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR
There were no changes in financing during the year ended December 31, 1996 nor during the year ended December 31, 1995.

UTI CHEMICALS(EUROPE)LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1996

1. ACCOUNTING POLICIES

Accounting Convention
The financial statements have been prepared under the historical cost convention.

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible Fixed Assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.
  Plant & machinery - 25% on reducing balance
  Fixtures and fittings - 15% on reducing balance
  Motor vehicles - 25% on reducing balance

Stocks
Stock is valued at the lower of cost and net realizable value, after making due allowance for obsolete and slow moving items.

Deferred Taxation
Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

2.  TURNOVER
The turnover and profit before taxation are attributable to the one principal activity of the company.

3.  STAFF COSTS
                            12-31-96          12-31-95
                            --------          --------
Wages and salaries           51,677            48,626
                             ======            ======
Average monthly number
of employees during year in
administration and production     5                 5
                             ======            ======
4.  OPERATING PROFIT
                            12-31-96          12-31-95
                            --------          --------
Operating profit is
stated after charging/(crediting):

Hire of plant and machinery    2,059                 -
Depreciation - owned assets    4,559             4,734
Profit on disposal of
  fixed assets                   (22)                -
Auditors' renumeration         2,000             1,750
                               =====             =====

Directors' emoluments          2,520             2,600

UTI CHEMICALS(EUROPE)LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1996

5.  INTEREST RECEIVABLE AND SIMILAR INCOME
                                  12-31-96           12-31-95
                                  --------           --------
Deposit account interest               42                  -
                                    =====              =====

6.  TAXATION
                                  12-31-96           12-31-95
                                  --------           --------
Tax charge on the profit
on ordinary activities:
  UK Corporation Tax                   10                  -
  Deferred taxation                   406                  -
                                    -----              -----
                                      416                  -
                                    =====              =====
UK Corporation Tax has been charged at 24.25% (1995-not applicable).

7.  TANGIBLE FIXED ASSETS

                       Plant &        Fixtures &       Motor
                      Machinery        Fittings       Vehicles       Totals
                      ---------       ----------      --------       ------
COST:
At January 1, 1996      24,679            9,496         5,750        39,925
Additions                    -            3,793         3,995         7,788
Disposals                    -                -        (3,000)       (3,000)
                        ------            -----        ------         -----
At December 31, 1996    24,679           13,289         6,745        44,713
                        ======           ======         =====        ======

DEPRECIATION:
At January 1, 1996      16,111            3,462         3,324        22,897
Charge for year          1,891            1,591         1,077         4,559
Eliminated on disposals      -                -        (1,822)       (1,822)
                        ------            -----         -----         -----
                        18,002            5,053         2,579        25,634
At December 31, 1996    ======            =====         =====        ======

NET BOOK VALUE:
At December 31, 1996     6,677            8,236         4,166        19,079
                         =====            =====         =====        ======

At December 31, 1995     8,568            6,033         2,426        17,027
                         =====            =====         =====        ======

8.  STOCKS

                     12-31-96          12-31-95
                     --------          --------
Stock                 99,115            67,352
                      ======            ======

UTI CHEMICALS(EUROPE)LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1996

9.  DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                     12-31-96        12-31-95
                                     --------        --------
Trade debtors                         73,681          72,501
Prepayments & accrued income           1,903           3,953
Other debtors                          5,316           2,922
Amounts owed by group companies       28,255               -
                                      ------          ------
                                     109,155          79,376
                                     =======          ======

10.  CREDITORS: AMOUNTS FALLING DUE WITHIN ON YEAR
                                     12-31-96        12-31-95
                                     --------        --------
Bank loans and overdrafts
     (see note 11)                    28,195               -
Trade creditors                       47,926          16,268
Accruals                               3,375           4,038
Other creditors                       54,181          54,181
Amount owed to group companies             -           2,982
Social security and other taxes        2,668             739
Taxation                                  10               -
                                      ------          ------
                                     136,355          78,208
                                     =======          ======

11.  LOANS AND OVERDRAFTS
An analysis of the maturity of loans and overdrafts is given below:
                                     12-31-96        12-31-95
                                     --------        --------
Amounts falling due within
one year or on demand                      -               -

Bank overdrafts                       28,195               -
                                      ======          ======

12.  SECURED DEBTS
The following secured debts are included within creditors:
                                     12-31-96        12-31-95
                                     --------        --------
Bank overdrafts                       28,195               -
                                      ======          ======
The bank overdraft facility is secured by a debenture on the Bank's standard form dated August 1, 1996.

13.  PROVISIONS FOR LIABILITIES AND CHARGES
                                     12-31-96        12-31-95
                                     --------        --------
Deferred taxation                        406               -
                                      ======          ======

Accelerated capital allowances           406               -
                                      ------          ------
Balance at December 31, 1996             406               -
                                      ======          ======

UTI CHEMICALS(EUROPE)LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1996

14.  CALLED UP SHARE CAPITAL
Authorized, allotted, issued and fully paid:
                            Nominal
Number         Class         Value         12-31-96        12-31-95
------         -----        -------        --------        --------
100,000       Ordinary         1            100,000         100,000

15.  ULTIMATE PARENT COMPANY
Coronel Investments Limited, a company incorporated in Jersey, is regarded by the directors as being the company's ultimate parent company.

16.  RELATED PARTY TRANSACTIONS
For the year under review, the company was under the control of its parent company, Coronel Investments Limited. The directors are not aware of any ultimately controlling party. H. Sims-Hilditch is the managing director of Coronel Investments Limited and also UTI Chemicals Europe Limited.

Fees receivable for the year include 79,753 from Coronel Investments Limited.

At the balance sheet date, 28,255 was still owing from Coronel Investments.

H. Sims-Hilditch is also the managing director of Dateline Investments Limited, a company incorporated in Jersey. Fees receivable for the year include 2,000 from Dateline Investments Limited.

At the balance sheet date, 36,487 was still owing from Dateline Investments.

17.  POST BALANCE SHEET EVENTS
Since the balance sheet date, the immediate holding company has been American Tire Corporation, a company incorporated in Nevada, U.S.A.

18.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                                     12-31-96        12-31-95
                                     --------        --------
Profit for the financial year          2,411          32,077
                                      ------          ------

Net addition to shareholders' funds    2,411          32,077
Opening shareholders' funds           88,196          56,119
                                      ------          ------

Closing Shareholders' Funds           90,607          88,196
                                      ======          ======

Equity Interests                      90,607          88,196
                                      ======          ======

REPORT OF THE DIRECTORS AND
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1995
FOR UTI CHEMICALS (EUROPE) LIMITED


UTI CHEMICALS (EUROPE) LIMITED

COMPANY INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1995



DIRECTORS:  H. Sims-Hilditch
            A. Welsh

SECRETARY:  H. Sims-Hilditch

REGISTERED OFFICE:  50 West Street
                    Farmham, Surrey
                    GU9 7DX

REGISTERED NUMBER:  2546817

AUDITORS:  Wise & Company
           Chartered Accountants
           Registered Auditors
           50 West Street
           Farmham, Surrey
           GU9 7DX

UTI CHEMICALS (EUROPE) LIMITED

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED DECEMBER 31, 1995

The directors present their report with the financial statements of the company for the year ended December 31, 1995.

PRINCIPAL ACTIVITY
The principal activity of the company in the year under review was that of promotion and development of products within the chemical industry.

REVIEW OF BUSINESS
The results for the year and financial position of the company are as shown in the annexed financial statements.

DIVIDENDS
No dividends will be distributed for the year ended December 31, 1995. The retained profit transferred to reserves will be 32,077.

DIRECTORS
The directors during the year under review were:

H. Sims-Hilditch
A. Welsh

The directors holding office at December 31, 1995 did not hold any beneficial interest in the issued share capital of the company at January 1, 1995 or December 31, 1995.

STATEMENT OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

 - select suitable accounting policies and then apply them consistently;
 - make judgments and estimates that are reasonable and prudent;
 - prepare the financial statements on the going concern basis unless it is inappropriate to presume the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS
The auditors, WISE & CO., will be proposed for reappointment in accordance with Section 385 of the Companies Act 1985.

ON BEHALF OF THE BOARD:
/s/ H. Sims-Hilditch, Secretary                   Dated: July 11, 1996

UTI CHEMICALS(EUROPE)LIMITED

REPORT OF THE AUDITORS TO THE SHAREHOLDERS OF
UTI CHEMICALS(EUROPE)LIMITED


We have audited the financial statements on pages five to thirteen which have been prepared under the historical cost convention and the accounting policies set out on page ten.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page two, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board, except that the scope of our work was limited as explained below.

An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in preparation of the financial statements, and whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. However, the evidence available to us to support stock at December 31, 1994 was limited. We are unable to confirm the opening stock stated at 48,548 and the financial statements for the year ended December 31, 1994 were qualified in this respect. Any adjustment to this figure would have a consequential significant effect on the profit for the year.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

QUALIFIED OPINION ARISING FROM LIMITATIONS IN AUDIT SCOPE

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at December 31, 1995.

Except for any adjustments that might have been found necessary had we been able to obtain sufficient evidence concerning opening stock, in our opinion the accounts give a true and fair view of the company's profit for the year ended December 31, 1995 and have been properly prepared in accordance with the Companies Act 1985.

In respect solely of the limitation on our work relating to opening stock; proper accounting records have not been maintained; and we have not obtained all the information and explanations that we consider necessary for the purpose of our audit.

UTI CHEMICALS(EUROPE)LIMITED

REPORT OF THE AUDITORS TO THE SHAREHOLDERS OF
UTI CHEMICALS(EUROPE)LIMITED



Wise & Company
Chartered Accountants
Registered Auditors
50 West Street
Farmham, Surrey
GU9 7DX                            Dated: July 7, 1996

UTI CHEMICALS(EUROPE)LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED DECEMBER 31, 1995


                                              12-31-95                12-31-94
                                              --------                --------
                                Notes        *         *             *        *

TURNOVER                          2                 282,324                 302,409
Cost of Sales                                       119,028                 141,824
                                                    -------                 -------
GROSS PROFIT                                        163,296                 160,585

Distribution costs                         46,026                  47,860
Administrative expenses                    85,193                 118,843
                                           ------                 -------
                                                    131,219                 166,703
                                                    -------                 -------

OPERATING PROFIT/(LOSS)                              32,077                  (6,118)
ON ORDINARY ACTIVITIES
BEFORE TAXATION                   4                       -                       -

Tax on profit/(loss) on ordinary
activities                        5                       -                       6
                                                     ------                  ------

PROFIT/(LOSS)FOR THE FINANCIAL
YEAR AFTER TAXATION                                  32,077                  (6,124)

Deficit brought forward                             (43,881)                (37,757)
                                                     ------                  ------
DEFICIT CARRIED FORWARD                             (11,804)                (43,881)
                                                     ======                  ======

CONTINUING OPERATIONS
None of the company's activities were acquired or discontinued during the current and previous years.

TOTAL RECOGNIZED GAINS AND LOSSES
The company has no recognized gains or losses other than the profits for the current and previous years.

* All figures are in pounds sterling


The notes form part of these financial statements


UTI CHEMICALS(EUROPE)LIMITED

BALANCE SHEET
DECEMBER 31, 1995


                                              12-31-95                12-31-94
                                              --------                --------
                                Notes        *         *             *         *

FIXED ASSETS:
Tangible assets                   6                  17,027                  19,510

CURRENT ASSETS:
Stocks                            7        67,352                    48,548
Debtors                           8        79,376                    20,683
Cash at bank and in hand                    2,649                    62,493
                                          -------                    ------
                                          149,377                   131,724
CREDITORS:
Amounts falling due
within one year                   9        78,208                    95,115
                                           ------                    ------

NET CURRENT ASSETS:                                  71,169                  36,609
                                                     ------                  ------
TOTAL ASSETS LESS
CURRENT LIABILITIES:                                 88,196                  56,119
                                                     ======                  ======

CAPITAL AND RESERVES:
Called up share capital          10                 100,000                 100,000
Profit and loss account                             (11,804)                (43,881)
                                                    -------                 -------

Shareholders' funds              12                  88,196                  56,119
                                                     ======                  ======

ON BEHALF OF THE BOARD:
/s/ H. Sims-Hilditch, Director

Approved by the Board on July 11, 1996

* All figures are in pounds sterling

The notes form part of these financial statements


UTI CHEMICALS(EUROPE)LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1995


                                              12-31-95                12-31-94
                                              --------                --------
                                             *         *             *         *
Net cash outflow from
operating activities                                (57,593)                 25,575

Returns on investments and
servicing of finance                         -                         -
                                             -                         -

Net cash inflow from
returns on investments and
servicing of finance
-                                    -

TAXATION
Corporation tax paid                         -                         (6)
                                        ------                     ------
Tax paid
-                      (6)

INVESTING ACTIVITIES
Purchase of tangible fixed assets        (2,281)                   (3,961)
Sales of tangible fixed assets               30                         -
                                         ------                    ------

Net cash flow from
investing activities                                 (2,251)                 (3,961)
                                                     ------                  ------

Net cash (outflow)/inflow before
financing                                           (59,844)                 21,608

Financing
Cash receipt re share issue                   -                    25,000
                                         ------                    ------
Net cash inflow from
financing                                                 -                  25,000
                                                     ------                  ------
Decrease in cash and
cash equivalents                                    (59,844)                 46,608
                                                     ======                  ======

* All figures are in pounds sterling

The notes form part of these financial statements

UTI CHEMICALS(EUROPE)LIMITED
NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1995

1.  RECONCILIATION OF OPERATING PROFIT/(LOSS) TO THE NET CASH FLOW FROM
OPERATING ACTIVITIES

                                              12-31-95                12-31-94
                                              --------                --------
                                                  *                      *
Operating profit/(loss)                         32,077                 (6,118)
Depreciation charges                             4,735                  6,009
Increase in stocks                             (18,804)               (13,382)
Increase in debtors                            (58,692)               (18,071)
Increase/(decrease) in creditors               (16,909)                57,137
                                                ------                 ------
Net cash flow from
operating activities                           (57,593)                25,575
                                                ======                 ======

2.  ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE YEAR

YEAR ENDED DECEMBER 1, 1995
Balance at January 1, 1995         62,493
Net cash outflow                  (59,844)
                                   ------
Balance at December 31,1995         2,649
                                   ======

YEAR ENDED DECEMBER 31, 1994
Balance at January 1, 1994         15,885
Net cash outflow                   46,608
                                   ------
Balance at December 31, 1995       62,493
                                   ======

3.  ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE
BALANCE SHEET

                                           12-31-95     1-1-95       Change in year
                                           --------     -------      --------------
YEAR ENDED DECEMBER 31, 1995
Cash at bank and in hand                      2,649      62,493         (59,844)
                                              =====      ======          ======

                                           12-31-94     1-1-94       Change in year
                                           --------     -------      --------------
YEAR ENDED DECEMBER 31, 1994
Cash at bank and in hand                     62,493      15,885          46,608
                                             ======      ======          ======

4.  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

Year ended December 31, 1995
                                           Share Capital
                                           -------------
Balance at January 1, 1995                    100,000
Share capital issued at par                         -
                                              -------
Balance at December 31, 1995                  100,000
                                              =======

UTI CHEMICALS(EUROPE)LIMITED

NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1995
Year ended December 31, 1994
                                         Share Capital
                                         -------------
Balance at January 1, 1994                   75,000
Share capital issued at par                  25,000
                                             ------
Balance at December 31, 1994                100,000
                                            =======

UTI CHEMICALS(EUROPE)LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1995

1. ACCOUNTING POLICIES
Accounting Convention
The financial statements have been prepared under the historical cost convention.

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible Fixed Assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.
  Plant & machinery - 25% on reducing balance
  Fixtures and fittings - 15% on reducing balance
  Motor vehicles - 25% on reducing balance

Stocks
Stock is valued at the lower of cost and net realizable value, after making due allowance for obsolete and slow moving items.

Deferred Taxation
Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

2.  TURNOVER
The turnover and profit (1994 - loss) before taxation are attributable to the one principal activity of the company.

3.  STAFF COSTS
                            12-31-95          12-31-94
                            --------          --------
Wages and salaries           48,626            47,860
                             ======            ======
Average weekly number
of employees during year in
administration and production     5                 5
                             ======            ======
4.  OPERATING PROFIT
                            12-31-95          12-31-94
                            --------          --------
Operating profit (1994 -
loss) is stated
after charging:

Depreciation - owned assets    4,734             6,009
Auditors' remuneration         1,750             1,750
                               =====             =====

Directors' emoluments          2,600                 -
                               =====             =====

UTI CHEMICALS(EUROPE)LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1995

5.  TAXATION
                                  12-31-95           12-31-94
                                  --------           --------
Tax charge on the profit on
ordinary activities, based on
the adjusted results of the year:
Under Provision of Taxation              -
6                                                       ======
======

6.  TANGIBLE FIXED ASSETS

                       Plant &        Fixtures &       Motor
                      Machinery        Fittings       Vehicles       Totals
                      ---------       ----------      --------       ------
COST:
At January 1, 1995      23,995            7,936         5,750        37,681
Additions                  683            1,598             -         2,281
Disposals                    -              (39)            -           (39)
                        ------            -----         -----         -----
At December 31, 1995    24,678            9,495         5,750        39,923
                        ======            =====         =====        ======

DEPRECIATION:
At January 1, 1995      13,255            2,401         2,515        18,171
Charge for year          2,855            1,070           809         4,734
Eliminated on disposals      -               (9)            -            (9)
                        ------            -----         -----         -----
At December 31, 1995    16,110            3,462         3,324        22,896
                        ======            =====         =====        ======

NET BOOK VALUE:
At December 31, 1995     8,568            6,033         2,426        17,027
                         =====            =====         =====        ======

At December 31, 1994    10,740            5,535         3,235        19,510
                        ======            =====         =====        ======

7.  STOCKS

                     12-31-95          12-31-94
                     --------          --------
Stock                 67,352            48,548
                      ======            ======

UTI CHEMICALS(EUROPE)LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1995

8.  DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                     12-31-95        12-31-94
                                     --------        --------
Trade debtors                         72,501          12,945
Prepayments & accrued income           3,953           3,126
Other debtors                          2,922           4,612
                                      ------          ------
                                      79,376          20,683
                                      ======          ======

9.  CREDITORS: AMOUNTS FALLING DUE WITHIN ON YEAR
                                     12-31-95        12-31-94
                                     --------        --------
Trade creditors                       16,268          12,988
Accruals                               4,038           4,750
Other creditors                       54,181               -
Amount owed to group companies         2,982          49,482
Directors Loan Accounts                    -          16,778
Social security and other taxes          739          11,117
                                      ------          ------
                                      78,208          95,115
                                      ======          ======

10.  CALLED UP SHARE CAPITAL
Authorized, allotted, issued and fully paid:
                            Nominal
Number         Class         Value         12-31-95        12-31-94
------         -----        -------        --------        --------
100,000       Ordinary         1            100,000         100,000

11.  ULTIMATE PARENT COMPANY
Coronel Investments Limited, a company incorporated in Jersey, is regarded by the directors as being the company's ultimate parent company.

12.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                                        12-31-95        12-31-94
                                        --------        --------
Profit/(Loss) for the financial year      32,077          (6,124)
Issue of share capital                         -          25,000
                                          ------          ------
Net addition to shareholders' funds       32,077          18,876
Opening shareholders' funds               56,119          37,243
                                          ------          ------
Closing Shareholders' Funds               88,196          56,119
                                          ======          ======

Equity Interests                          88,196          56,119
                                          ======          ======

ACCOUNTANTS' REPORT

Board of Directors
UTI Chemicals (Europe) Limited

The accompanying balance sheets of UTI Chemicals (Europe) Limited as of December 31, 1996 and 1995 and the related statements of operations for the years ended December 31, 1996 and 1995 were not audited by us and, accordingly, we do not express an opinion on them.



Jones, Jensen & Company
September 23, 1997

UTI CHEMICALS (EUROPE) LIMITED
Balance Sheets
(Unaudited)
[All figures are in US Dollars]
ASSETS
------

                                                       December 31,
                                                -------------------------
                                                    1996         1995
                                                -----------   -----------
CURRENT ASSETS

 Cash and cash equivalents                      $        32   $     4,106
 Accounts receivable                                185,564       123,033
 Inventory                                          168,496       104,395
                                                -----------   -----------
     Total Current Assets                           354,092       231,534
                                                -----------   -----------

PROPERTY AND EQUIPMENT - NET                         35,196        26,392
                                                -----------   -----------
     TOTAL ASSETS                               $   389,288   $   257,926
                                                ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

                                                       December 31,
                                                -------------------------
                                                    1996         1995
                                                -----------   -----------
CURRENT LIABILITIES

 Accounts payable and accrued expenses          $   140,386   $    37,241
 Related party payables                              92,108        83,981
                                                -----------   -----------
     Total Current Liabilities                      232,494       121,222
                                                -----------   -----------

STOCKHOLDERS' EQUITY

 Share capital, 100,000 shares issued and
  outstanding                                       170,000       155,000
 Accumulated deficit                                (13,491)      (18,296)
 Foreign currency translation adjustment                285          -
                                                -----------   -----------
     Total Stockholders' Equity                     156,794       136,704
                                                -----------   -----------
     TOTAL LIABILITY AND STOCKHOLDERS' EQUITY   $   389,288   $   257,926
                                                ===========   ===========


See Accountants' Report

UTI CHEMICALS (EUROPE) LIMITED
Statements of Operations
(Unaudited)
[All figures are in US Dollars]
ASSETS
------

                                                       December 31,
                                                -------------------------
                                                    1996         1995
                                                -----------   -----------

NET SALES                                       $   305,611   $   313,602

COST OF SALES                                       192,592       184,493
                                                -----------   -----------
GROSS MARGIN                                        113,019       129,109
                                                -----------   -----------
EXPENSES

 Selling, general and administrative                232,541       192,725
 Depreciation and amortization                        7,750         7,339
                                                -----------   -----------
     Total Expenses                                 240,291       200,064
                                                -----------   -----------
LOSS BEFORE OTHER INCOME (EXPENSES)                (127,272)      (70,955)
                                                -----------   -----------
OTHER INCOME (EXPENSES)

 Consulting income                                  138,980       124,000
 Interest income                                         71          -
 Interest expense                                    (7,011)       (3,325)
 Gain on sale of asset                                   37          -
                                                -----------   -----------
     Total Other Income (Expenses)                  132,077       120,675
                                                -----------   -----------
Net Income Before Income Taxes                        4,805        49,720

Income Tax Expense                                     -             -
                                                -----------   -----------
NET INCOME                                      $     4,805   $    49,720
                                                ===========   ===========

See Accountants' Report

AMERICAN TIRE CORPORATION
Proforma Consolidated Statement of Operations
June 30, 1996
[All figures are in US Dollars]
(Unaudited)


                                             For the Year Ended
                                               June 30, 1996
                                  -----------   -----------   -----------
                                   American     UTI Chemicals
                                     Tire         (Europe)     Proforma
                                  Corporation     Limited      Combined
                                  -----------   -----------   -----------

NET SALES                         $      -      $   311,205   $   311,205

COST OF SALES                            -          186,923       186,923
                                  -----------   -----------   -----------
GROSS MARGIN                             -          124,282       124,282
                                  -----------   -----------   -----------
EXPENSES

 Consulting                            43,261          -           43,261
 Payroll and payroll taxes            222,757        75,008       297,765
 Administrative                       190,864        97,024       287,888
 Travel and entertainment              55,554        30,795        86,349
 Marketing consulting                    -            1,843         1,843
 Depreciation expense                  37,994         7,463        45,457
                                  -----------   -----------   -----------
     Total Expenses                   550,430       212,133       762,563
                                  -----------   -----------   -----------
LOSS BEFORE OTHER INCOME
 (EXPENSES)                          (550,430)      (87,851)     (638,281)
                                  -----------   -----------   -----------
OTHER INCOME (EXPENSES)

 Other income (expenses)                 -          127,570       127,570
 Interest income                        8,161            21         8,182
 Interest expense                     (53,821)       (4,431)      (58,252)
                                  -----------   -----------   -----------
     Total Other Income
      (Expenses)                      (45,660)      123,160        77,500
                                  -----------   -----------   -----------
NET INCOME                        $  (596,090)  $    35,309   $  (560,781)
                                  ===========   ===========   ===========
LOSS PER SHARE                    $     (0.15)  $      0.01   $     (0.14)
                                  ===========   ===========   ===========

AMERICAN TIRE CORPORATION
Proforma Consolidated Statement of Operations
March 31, 1997
[All figures are in US Dollars]
(Unaudited)


                                         For the Nine Months Ended
                                               March 31, 1997
                                  -----------   -----------   -----------
                                   American     UTI Chemicals
                                     Tire         (Europe)     Proforma
                                  Corporation     Limited      Combined
                                  -----------   -----------   -----------

NET SALES                         $    25,637   $   262,013   $   287,650

COST OF SALES                           8,439       158,878       167,317
                                  -----------   -----------   -----------
GROSS MARGIN                           17,198       103,135       120,333
                                  -----------   -----------   -----------
EXPENSES

 Consulting                           140,690          -          140,690
 Payroll and payroll taxes            344,253        81,835       426,088
 Administrative                       233,281        95,642       328,923
 Travel and entertainment              35,741        26,883        62,624
 Marketing consulting                    -              600           600
 Depreciation expense                  37,508         7,178        44,686
                                  -----------   -----------   -----------
     Total Expenses                   791,473       212,138     1,003,611
                                  -----------   -----------   -----------
LOSS BEFORE OTHER INCOME
 (EXPENSES)                          (774,275)     (109,003)     (883,278)
                                  -----------   -----------   -----------
OTHER INCOME (EXPENSES)

 Other income (expenses)                 -           97,312        97,312
 Interest income                       13,492            50        13,542
 Interest expense                     (24,508)       (8,738)      (33,246)
                                  -----------   -----------   -----------
     Total Other Income
      (Expenses)                      (11,016)       88,624        77,608
                                  -----------   -----------   -----------
NET INCOME                        $  (785,291)  $   (20,379)  $  (805,670)
                                  ===========   ===========   ===========
LOSS PER SHARE                    $     (0.19)  $     (0.00)  $     (0.19)
                                  ===========   ===========   ===========